1 West Pharmaceutical Services, Inc. Barclays Global Healthcare Conference Miami, FL March 13, 2014

2 Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about expected financial results for 2014 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with generally accepted accounting principles (“GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. See slides 24-25 for information and reconciliation of fourth-quarter and full-year 2013 results.

3 West’s Story  Historic foundations for growth  Growth drivers  Outlook

Partnering with our pharmaceutical, device and biotechnology customers from their beginnings, we’ve grown… …to become the preeminent supplier of products used in containing and administering small-volume parenteral drugs

5 The West Transition Initiated strategic transformation in 2001 to become a leading global supplier of value-added pharmaceutical packaging systems and components ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ’11 ’12 2002 $412.8 M* 2013 $1.37 B Kinston recovery Sale of CCI Sale of Drug Delivery Tech Group, Medimop Began Eur/Asia expansion Pharma Pen (ConfiDose) Normandy (éris) LaModel (SmartDose) China plastics completed Global Quality Initiative SelfDose® IP China rubber completed; India facility begun * Excludes revenues of subsequently discontinued operations NovaGuard IP, PM2OL Acquisitions of businesses and technologies Dispositions, expansions and key initiatives

6 PHARMACEUTICAL / BIOTECHNOLOGY GENERIC MEDICAL DEVICE A Diverse, Stable Customer Base (representative healthcare customers) Industry-leading market shares in Europe and North America

7 Business Segments 2013 Revenues (millions)  Contract manufacturing for: • Rx injection systems • Diagnostics, medical/surgical • Consumer  Proprietary products: • Drug reconstitution and fluid transfer • Needle safety •Daikyo Crystal Zenith® products • Drug administration devices • Primary packaging components for liquid and lyophilized Rx: • Vials • Prefillable syringes • Cartridges • IV containers • Secondary packaging components • Elastomers for single-use syringes, IV sets and other disposables • Analytical labs Packaging Systems $996 Delivery Systems $374 Consolidated $1,368

8 Competitive Advantages Pharmaceutical Packaging  Category leader in mature end-markets  “Designed-in” primary packaging barrier to entry  Strong IP base - materials/process/manufacturing technology (HVPs)  Global capabilities for global customers  Key partnerships – Daikyo Seiko, West Mexico Delivery Systems  Manufactures complex systems:  Healthcare focus  Engineering and tooling  Established proprietary product sales:  Drug Reconstitution and Administration  Needle Safety 2008 2009 2010 2011 2012 2013 Segment revenue (constant $)

9 Injectable Drug Growth: More, better, different  Persistent growth of injectable therapeutics: • Insulins • Biologics and specialty drugs • Orphan drugs • Generics and biosimilars  Increasing industry and regulatory standards: • Quality • Safety  Changing point-of-care: • Patient focused - Ease of use • Needle safety  Higher value per Rx and course of therapy  Competitive end-markets: Differentiation  Aging population  Broader access to care: • Affordable Care Act • Pharmerging home markets

10 Our Growth Initiatives 2014-2018 Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd. *Average Selling Price Packaging Systems Delivery Systems  High-value products: modest unit growth, increasing ASP* and margin  Geographic expansion: China, India sourcing and end-markets  Optimize global operating efficiency Build on Delivery Systems capabilities and proprietary products:  Daikyo Crystal Zenith®  Safety and administration aids  Self-dosing devices/combination products

11 High-Value Product Sales, Margin Growth Pharmaceutical Packaging Systems 2009-2013 compound annual sales growth rates (excludes currency) Circles reflect relative size of 2013 sales

12 Geographic Expansion: Asia-Pacific Singapore (existing): 1. High-value Product Focus 2. Asia-Pacific market & special items 3. R&D hub & technical center China IV Plastic (existing): Global supply China Elastomer (existing): China market, Efficiency focus India Metal (2014): 1. Asia-Pacific market support India Elastomers (TBD): 1. Domestic standard products & local support for multi-nationals 2. Standard product for export

13 Our Growth Initiatives 2014-2018 Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd. *Average Selling Price Packaging Systems Delivery Systems  High-value products: modest unit growth, increasing ASP* and margin  Geographic expansion: China, India sourcing and end-markets  Optimize global operating efficiency Build on Delivery Systems capabilities and proprietary products:  Daikyo Crystal Zenith®  Safety and administration aids  Self-dosing devices/combination products

Proprietary Product Sales, Margin Growth Pharmaceutical Delivery Systems 2009-2013 compound annual sales growth rates (excludes currency) Circles reflect relative size of 2013 sales SmartDose® Mix2Vial® éris Daikyo Crystal Zenith® 14

Evolving with the Marketplace

West By your side for a healthier world™

Since 2005, we have expanded our offering by adding innovative technologies and solutions through acquisition, licensing, strategic partnerships and internal development.



2005
- **Acquired The Tech Group**
  The Tech Group A West Company
- **Acquired Medimop** Administration Systems
  MOP MEDIMOP Medical Projects Ltd. A West Company

2006
- **Licensed NovaGuard™** Safety System

2007
- **Acquired PharmaPen** Auto-injector

2008
- **Licensed Daikyo CZ Insert Needle** Prefillable Syringe Systems
- insight
  Marketing agreement
  Product Development

2009
- **Acquired éris needle safety device** Prefillable Syringe Safety

2010
- **Acquired LaModel** Electronic Patch Injector
- Formation of PDS Division

2011
- **Acquired NovaGuard SA** Prefilled syringe safety
- **Acquired PM2OL** Engineering

2012
- **SelfDose agreement with Janssen** Self Injection System

15

Strategic Focus: Integrating Primary Container and Device

West
By your side for a healthier world™

Value to West





Components

- Syringe plungers
- Needle shield
- CZ® Vial or container
- Molded components







Elements of the delivery system

- CZ® syringe + other auto-injector
- ConfiDose® + glass
- SmartDose® + glass
- Éris & NovaGuard safety + glass
- Molded systems



Integrated delivery system

- SmartDose® + CZ® cartridge
- ConfiDose® + CZ®
- Éris & NovaGuard + CZ®
- Novel systems
- Co-development

Level of Customer engagement

CZ® is a registered trademark of Daikyo Seiko, Ltd.

16

17 Daikyo CZ Solution with Daikyo FluroTec® Barrier Film  Reduces: • Drug exposure to extractables • Can reduce risk of protein aggregation caused by silicone oil • In-process breakage and product returns caused by broken glass • Risk of delamination and glass-particulate contamination • Associated product recall risk/cost  Consistent piston release and travel forces  All drug-contact materials have been used for marketed products FluroTec® is a registered trademark of Daikyo Seiko, Ltd.

18 Daikyo Crystal Zenith Product Approvals hyaluronic acid MRI contrast media bone cement 6 Contrast Media 5 MRI 2 Hyaluronic Acid 1 Calcitonin 1 Proton Pump Inhibitor fluconazole oncology anticoagulant 2 oncology 1 acyclovir hyaluronic acid 3 oncology API Container Japan MHLW Europe EMEA US FDA Calcitonin Bone cement Zometa Hyaluronic acid 18

19 SmartDose® Electronic Patch Injector Technology Platform Programmed by PDA or PC Dose may be customized Applied and activated by patient  Controlled, subcutaneous, micro-infusion delivery of high volumes and high viscosity drugs  Prefilled cartridge, no need for user filling  Based on Daikyo CZ cartridge  Compact  Hidden needle for safety  Single push-button operation Prototype Operation

20 Long-term Outlook No fundamental change in long-term growth strategies and drivers:  Revenue outlook: • High-value packaging growth expected to continue • Commercial uptake of proprietary delivery systems products • Geographic expansion  Profitability: • Product mix continue to improve • Production efficiencies • Operating leverage

21 2013 Summary Results $ millions, except earnings per-share (EPS) data (1) These are Non-GAAP measurements. See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 24- 25), “Cautionary Statement” (Slide 2) for an explanation and reconciliation of these items. (2) Historic EPS figures are adjusted for the stock split that occurred on September 26, 2013. ($ millions, except per-share data) Twelve Months Ended December 31, 2013 2012 Net Sales $1,368.4 $ 1,266.4 Gross Profit Margin 31.8% 30.6% Reported Operating Profit $ 162.4 $135.1 Adjusted Operating Profit(1) 162.4 141.8 Reported Diluted EPS(2) $ 1.57 $ 1.15 Adjusted Diluted EPS(1)(2) 1.63 1.38

22 Take-Away Messages  Key partner to pharmaceutical, biotech and medical device customers  “Sticky” core business: significant barriers to change/entry  Well positioned in fast-growing Asian markets  Strong balance sheet, operating cash flow  Disciplined, experienced, management team  Incentives focus on growth, capital efficiency

23 West Pharmaceutical Services, Inc.

24 Non-GAAP Financial Measures(1) Three Months and Year Ended December 31, 2013 and 2012 (in millions, except per share data) (1) See “Notes to Non-GAAP Financial Measures” (Slide 25), “Cautionary Statement” (Slide 2) for a further explanation and reconciliation of these items. Three-months ended December 31, 2013 Operating Profit Loss on Debt Extinguishment Income Tax Expense Net Income Diluted EPS Reported (GAAP) $36.9 - $10.7 $23.6 $0.33 Discrete tax items - (3.5) 3.5 $0.05 Adjusted (Non-GAAP) $36.9 - $7.2 $27.1 $0.38 Three-months ended December 31, 2012 Reported (GAAP) $31.5 - $7.3 $21.1 $0.30 Restructuring, impairment & related charges 0.2 0.4 (0.2) - Acquisition-related contingencies 0.3 (0.1) 0.4 - Adjusted (Non-GAAP) $32.0 - $7.6 $21.3 $0.30 Year ended December 31, 2013 Reported (GAAP) $162.4 $0.2 $40.2 $112.3 $1.57 Extinguishment of debt - (0.2) - 0.2 - Discrete tax items - - (3.6) 3.6 $0.06 Adjusted (Non-GAAP) $162.4 - $36.6 $116.1 $1.63 Year ended December 31, 2012 Reported (GAAP) $135.1 $11.6 $32.7 $80.7 $1.15 Restructuring, impairment & related charges 5.5 - 2.0 3.5 $0.05 Acquisition-related contingencies 1.2 - 0.2 1.0 $0.01 Extinguishment of debt - (11.6) 1.8 9.8 $0.14 Discrete tax items - - (2.1) 2.1 $0.03 Adjusted (Non-GAAP) $141.8 - $34.6 $97.1 $1.38

25 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see Safe Harbor Statement (slide 2) These presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non- GAAP financial measures:  Adjusted operating profit  Adjusted net income  Adjusted diluted EPS West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non-GAAP measures to the comparable GAAP financial measures is included in the accompanying tables.